VALLEY NATIONAL BANCORP
                                POWER OF ATTORNEY
                                    FORM S-3


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gerald H. Lipkin and Alan D. Eskow, as their attorney-in-fact, with power of substitution, for each in any and all capacities, to sign any and all amendments (whether pre- or post-effective), to this Registration Statement on Form S-3 of Valley National Bancorp (SEC file No. _______________) and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                  Signature                                     Title                 Date

                                                     Chairman, President, Chief
                                                   Executive Officer and Director
GERALD H. LIPKIN                                   (Principal Executive Officer)      July 18, 2000
-------------------------------------------
(Gerald H. Lipkin)



ANDREW B. ABRAMSON                                            Director                July 19, 2000
-------------------------------------------
(Andrew B. Abramson)



PAMELA BRONANDER                                              Director                July 17, 2000
-------------------------------------------
(Pamela Bronander)



JOSEPH COCCIA, JR.                                            Director                July 19, 2000
-------------------------------------------
(Joseph Coccia, Jr.)



HAROLD P. COOK, III                                           Director                July 26, 2000
-------------------------------------------
(Harold P. Cook, III)



AUSTIN C. DRUKKER                                             Director                July 18, 2000
-------------------------------------------
(Austin C. Drukker)



GRAHAM O. JONES                                               Director                July 25, 2000
-------------------------------------------
(Graham O. Jones)



WALTER H. JONES, III                                          Director                July 18, 2000
-------------------------------------------
(Walter H. Jones, III)



GERALD KORDE                                                  Director                July 25, 2000
-------------------------------------------
(Gerald Korde)



JOLEEN MARTIN                                                 Director                July 19, 2000
-------------------------------------------
(Joleen Martin)



ROBERT E. MCENTEE                                             Director                July 18, 2000
-------------------------------------------
(Robert E. McEntee)



RICHARD S. MILLER                                             Director                July 19, 2000
-------------------------------------------
(Richard S. Miller)



ROBERT RACHESKY                                               Director                July 18, 2000
-------------------------------------------
(Robert Rachesky)



BARNETT RUKIN                                                 Director                July 19, 2000
-------------------------------------------
(Barnett Rukin)



PETER SOUTHWAY                                                Director                July 18, 2000
-------------------------------------------
(Peter Southway)



RICHARD F. TICE                                               Director                July 30, 2000
-------------------------------------------
(Richard F. Tice)



LEONARD VORCHEIMER                                            Director                July 19, 2000
-------------------------------------------
(Leonard Vorcheimer)



                                                              Director                July __, 2000
-------------------------------------------
(Joseph L. Vozza)


                                                       Senior Vice President,
ALAN D. ESKOW                                     Principal Accounting Officer and    July 19, 2000
-------------------------------------------                  Controller
(Alan D. Eskow)
